UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2019

LM FUNDING AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37605 (Commission File Number)	47-3844457 (IRS Employer Identification No.)

302 Knights Run Avenue, Suite 1000 Tampa, Florida 33602 (Address of principal executive offices, including zip code) (813) 222-8996 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01. Entry into a Material Definitive Agreement.

On January 16, 2019, LM Funding America, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Craven House North America, LLC, a Virginia limited liability company (the “Seller”) and IIU, Inc., a Virginia corporation (“IIU”) pursuant to which the Company purchased all of the issued and outstanding capital stock of IIU (the “Acquired Shares” and such sale and purchase of the Acquired Shares, the “Transaction”). The purchase price paid by the Company for the Acquired Shares consisted of (1) the Company’s cancellation of all principal and interest outstanding under Seller’s promissory note in the aggregate principal amount of $1,500,000, dated November 3, 2018 (the “Seller Note”), payable to the Company and (2) the Company’s issuance of a convertible promissory note to Seller, dated January 16, 2019, in the aggregate principal amount of $3,581,982.16 (the “Convertible Note”).  The aggregate principal and interest outstanding under the Seller Note on January 16, 2019 was $1,507,643.84.  The Purchase Agreement contains customary representations, warranties and covenants by, among and for the benefit of the parties.   The closing of the Transaction also occurred on January 16, 2019.

The Convertible Note bears interest at 3% per annum, with principal and accrued interest payable at maturity 360 days after the closing of the Transaction, unless converted earlier pursuant to the terms of the Convertible Note. The Convertible Note is secured by all of the assets of the Company. The Convertible Note cannot be prepaid by the Company prior to maturity or conversion.  On the maturity date, if the Company has obtained Stockholder Approval (as defined below), the Seller shall have the right, but not the obligation, to convert the outstanding principal balance of the Convertible Note and accrued interest then due into shares of common stock of the Company at a conversion price of $2.41 per share, subject to adjustment for stock dividends, stock splits and similar events (the “Conversion Price’). In addition, from and after Stockholder Approval and so long as there is no event of default under the Convertible Note, the Company may effect the conversion of all, but not less than all, of the outstanding principal balance of the Convertible Note and accrued interest then due at the Conversion Price.  “Stockholder Approval” is defined under the Convertible Note as such approvals by the Company’s stockholders of the transactions contemplated by the Purchase Agreement and the Convertible Note as shall be required by Nasdaq Listing Rule 5635 (or any successor rule or provision).

The obligations under the Convertible Note may be accelerated upon the occurrence of specified events of default including (a) the Company’s failure to pay any amount payable under the Convertible Note on the date due and payable; (b) the occurrence of an event of default under, redemption of or acceleration prior to maturity of indebtedness of the Company exceeding $100,000, in the aggregate, or notice from a lender of a financial covenant default under any of the Company’s loan documents that is not cured within 20 business days; (c) commencement of certain specified dissolution, liquidation, insolvency, bankruptcy, reorganization, or similar cases or actions by or against the Company or any of its subsidiaries, in specified circumstances unless, if instituted against the Company or any subsidiary by a third party, it is not dismissed within 30 days; (d) the entry of a final judgment for the payment of money against the Company or any of its subsidiaries in excess of $50,000, unless covered by insurance or an indemnity the proceeds of which are received within 30 days; (e) the Company’s or any subsidiary’s failure to pay when due, subject to any applicable grace period, indebtedness exceeding $25,000; (f) the Company’s failure to perform or observe any material representation, warranty, covenant or other term of condition in the Convertible Note, Purchase Agreement or related documents, subject to a five-day cure period; (g) the occurrence of a change in control (as defined in the Convertible Note) and (h) the Company’s issuance, offer, sale, grant of any option or right to purchase, or other disposition (or any announcement in connection with any of the foregoing) of any equity security or any equity-linked or related security, or any convertible securities, without the prior written consent of the holder of the Convertible Note, except to the extent allowed under any existing agreements of the Company.

As long as the Convertible Note is outstanding, the Company may not enter into a Fundamental Transaction (as defined in the Convertible Note) unless the holder of the Convertible Note approves the Fundamental Transaction and the successor entity assumes in writing all of the obligations of the Company under the Convertible Note, the Purchase Agreement and any other documents entered into by the parties in connection with the Transaction in form and substance satisfactory to the holder of the Convertible Note.

The foregoing descriptions of the Purchase Agreement and Convertible Note do not purport to be complete and the terms of the Purchase Agreement and Convertible Note are subject to, and qualified in their entirety by reference to, the Purchase Agreement or the Convertible Note, as applicable, which are filed herewith as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated herein by reference. The Purchase Agreement contains representations and warranties made by the parties as of specific dates and solely for their benefit. The representations and warranties reflect negotiations between the parties and are not intended as statements of fact to be relied upon by the Company’s stockholders or any other person or entity other than the parties to the Purchase Agreement and, in certain cases, represent allocation decisions among the parties and may be subject to important qualifications and limitations agreed to by the parties in connection with the negotiation of the Purchase Agreement (which disclosures are not reflected in the Purchase Agreement itself, may not be true as of any date other than the date made, or may apply standards of materiality in a way that is different from what may be viewed as material by stockholders). Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and stockholders should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement.

Item 2.01.       Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 regarding the Convertible Note is incorporated by reference into this Item 2.03.

Item 5.02.Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2019, (the “Effective Date”) Mark Pajak, joined LM Funding America, Inc. (“LMFA”) as its Chief Operating Officer.  Mr. Pajak, age 40, joined LMFA from his position of President and Chairman of IIU,Inc.  Since December 2011, Mr. Pajak has served as President and Chairman of DLC Holdings Corp,(stock symbol DLC) a publicly listed company on the TSXV.  Mr. Pajak is also President and Chairman of Craven House Capital North America LLC and Chairman of Craven House Capital Plc which is an investment company listed on the London Stock exchange.

Mr. Pajak spent the early part of his professional career in property development and has extensive experience at both the corporate and operational level, most recently as a Sales and Marketing Director in the Taylor Wimpey Plc. (a property development company listed on the London Stock Exchange) group of companies from 2005 to 2010 and as a Business Development Manager from 2002 to 2005, acting in a wide ranging capacity including involvement in M&A activity in the UK and North America, bank and private debt financing and analyst and shareholder relations. Mr. Pajak studied at Oxford University where he obtained both an undergraduate degree in Biological Sciences and a post-graduate MBA.

Mr. Pajak’s employment is with no compensation and no contract.

(a)	Pro Forma Financial Statements.

The Registrant hereby undertakes to file the pro forma financial information if required by this Item 9.01(b) not later than 71 days after the date this Form 8-K was due for filing.

      (d) Exhibits.

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of January 16, 2019, among the Company, Craven House North America, LLC, and IIU, Inc.*

10.1	Convertible Promissory Note of the Company, dated January 16, 2019, in the original principal amount of $3,581,982.16.
99.1	Press release issued January 17, 2019

* The schedules (and similar attachments) to this exhibit have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements.  Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties.  Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2017, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.
	By:	/s/ Richard Russell Richard Russell Chief Financial Officer
Date: January 17, 2019